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                                                                    EXHIBIT 23.1


INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Registration Statement of Vaso Active Pharmaceuticals, Inc. on Form SB-2 (Amendment No. 2) (File No. 333-106785), of our report dated February 22, 2003 (Except August 22, 2003 as to notes 1, 2 and
5), appearing in the Prospectus, which is part of this Registration Statement.

We also consent to the reference to us under the headings "Selected Financial Data" and "Experts" in such prospectus.


/s/ Stowe & Degon
Worcester, Massachusetts
October 16, 2003